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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2005


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.

     (as depositor under the Mortgage Loan Sale and Contribution Agreement, dated as of March 31, 2005, providing for the issuance of
                       Asset-Backed Notes, Series 2005-1)


                      RENAISSANCE MORTGAGE ACCEPTANCE CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)
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          DELAWARE                   333-122940          52-2356399
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(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

1000 Woodbury Road
WOODBURY, NEW YORK                                                  11797
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (516) 364-8500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))



[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                        Item 601(a) of Regulation
      EXHIBIT NO.            S-K, EXHIBIT NO.                DESCRIPTION
      -----------            ----------------                -----------
           1                  5.1, 8.1, 23.1           Opinion and Consent of
                                                     Thacher Proffitt & Wood LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 31, 2005

                                     RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                     By:    /s/ Morris Kutcher
                                        ----------------------------------------
                                     Name:  Morris Kutcher
                                     Title: Vice President

                                  EXHIBIT INDEX

                        Item 601(a) of Regulation
      EXHIBIT NO.            S-K, EXHIBIT NO.                DESCRIPTION
      -----------            ----------------                -----------
           1                  5.1, 8.1, 23.1           Opinion and Consent of
                                                     Thacher Proffitt & Wood LLP